CLIFFS NATURAL RESOURCES INC.



LOURENCO GONCALVES
Chairman, President and CEO

November 2014

FORWARD-LOOKING STATEMENTS

This presentation contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Cliffs' operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this presentation, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect Cliffs' future performance and cause results to differ from the forward-looking statements in this presentation include, but are not limited to: our ability to resolve issues with respect to the Bloom Lake mine, including within the expected timeframe; trends affecting our financial condition, results of operations or future prospects, particularly the continued volatility of iron ore and coal prices; our actual levels of capital spending; uncertainty or weaknesses in global economic conditions, including downward pressure on prices, reduced market demand and any slowing of the economic growth rate in China; availability of capital and our ability to maintain adequate liquidity and successfully implement our financing plans; our ability to successfully integrate acquired companies into our operations and achieve post-acquisition synergies; our ability to successfully identify and consummate any strategic investments or capital projects and complete planned divestitures; our ability to cost-effectively achieve planned production rates or levels; changes in sales volume or mix; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; the impact of price-adjustment factors on our sales contracts; the ability of our customers and joint venture partners to meet their obligations to us on a timely basis or at all; our ability to reach agreement with our iron ore customers regarding any modifications to sales contract provisions or renewal of contracts; our actual economic iron ore and coal reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; the impact of our customers using other methods to produce steel or reducing their steel production; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets, as well as any resulting impairment charges; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; adverse changes in currency values, currency exchange rates, interest rates and tax laws; our ability to maintain appropriate relations with unions and employees and enter into or renew collective bargaining agreements on satisfactory terms; risks related to international operations; the potential existence of significant deficiencies or material weakness in our internal controls over financial reporting; problems or uncertainties with leasehold interests, productivity, tons mined, transportation, mine-closure obligations, environmental liabilities, employee-benefit costs and other risks of the mining industry; and the risk factors identified in Part I - Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2013. For additional factors affecting the business of Cliffs, refer to Part II - Item 1A - Risk Factors. You are urged to carefully consider these risk factors.

CLIFFS SUPPLIES CRITICAL INPUTS TO THE STEEL INDUSTRY

PELLETS









BLAST FURNACE



CLIFFS SUPPLIES CRITICAL INPUTS TO THE STEEL INDUSTRY

PELLETS





FINES





SINTER PLANT



BLAST FURNACE



CLIFFS SUPPLIES CRITICAL INPUTS TO THE STEEL INDUSTRY

PELLETS



LUMP ORE



FINES



METALLURGICAL COAL



FINANCIAL PERFORMANCE - EBITDA GENERATION Q3 2014


USIO
APIO
NAC
Bloom Lake
Wabush
Corporate

$300 Million

Zero Contributor

Unprofitable Operations
Drain on Cash

* Refer to Earnings Release 8-K filed on 10/27/14 for reconciliation

FACT #1: THERE IS NO MAJOR IRON ORE PRODUCER IN THE WORLD WHOSE BUSINESS MODEL IS TIED LESS TO SEABORNE IRON ORE, THAN CLIFFS.



Platts IODEX vs. USIO Realized Price (since Q1 2011)
20%
0%
-20%
-40%
-60%
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Q1 2014
Q3 2014
USIO
-17%
IODEX
-50%
Platts IODEX
USIO Realized Price

CLIFFS

2015 USIO IODEX PRICE SENSITIVITIES



Contracts provide a $70/t realized price floor in the lowest iron ore price environments
$120
$100
$80
$60
$40
$20
$0
Price per ton
$100
$90-95
$90
$90-95
$80
$85-90
$70
$85-90
$60
$80-85
$50
$80-85
$40
$80-85
$30
$75-80
$20
$75-80
$10
$70-75
$0
$70-75
IODEX
USIO 2015E realized price

CLIFFS

Note: IODEX price listed in metric tons for 62% Fe fines CFR China; USIO is listed in long tons; Assumes similar production, product mix, customer mix, PPI and HRC prices across ALL scenarios. The scenarios also include Cliffs Q4 forecasted IODEX.

FACT #2: CLIFFS USIO IS A LOW COST PRODUCER.

US IRON ORE



Generates Majority of Cliffs' Cash Flow

Co-Dependent with Steelmakers

$59
PER TON of PELLETS

$20/ton MINING

$20/ton CONCENTRATING

$15/ton PELLETIZING

$4/ton LOGISTICS/ ADMIN

CLIFFS

Note: Cash Production Cost from Q3 2014 Results

FACT #3: CLIFFS IS AS COST COMPETITIVE IN AUSTRALIA AS THE MAJORS.

ASIA PACIFIC IRON ORE



$52

PER TON of
50% LUMP and 50% FINE

$50 million CAPEX / LOM = $0.93 Per Ton

Based on 64.5mt of reserves at 12/31/13 less 11mt produced in 2014 = 53.5mt; $50M/53.5mt = $0.93

Note: Cash Production Cost from Q3 2014 Results

AUSTRALIA PRODUCT MIX

Cliffs APIO


Fine
48%
Lump
52%

BHP Billiton


Lump
31%
Fine
69%

Rio Tinto


Lump
23%
Fine
77%

Fortescue


Fine
100%

Current Lump Premium:

$16/mt

CLIFFS

Lump Premium – based on Platts spot price of 0.26/unit as of Nov. 12, 2014

AUSTRALIA CAPITAL SPEND

	TTM Capex (Iron Ore)	TTM Capex Per Ton
Fortescue	$1.9 billion	$15/t
BHP Billiton	$3.1 billion	$15/t
Rio Tinto	$5.5 billion	$25/t
Cliffs APIO	**$16 million**	**$1/t**

Note: Information as of 6/30/14 for the trailing 12 month period
-Per ton information is in metric tons

THE BIGGEST STRENGTH OF RIO, BHP, FORTESQUE AND VALE IS …



WEAK CURRENCY


BANCO CENTRAL DO BRASIL
100
REAIS
100
REAIS
REAIS
REAIS
REAIS
REAIS

. . . WHICH BENEFITS CLIFFS APIO AS WELL.

CLIFFS

Current Ownership

Proposed Partnership


WISCO
17%
6.5mtpa
CLIFFS
83%
10%
Partner
10%
Partner
10%
Partner
13.5mtpa
CLIFFS
53%
WISCO
17%

Replicate US Iron Ore Business Model

$1.2 billion Total CAPEX = $450 million Phase II Construction
+ $750 million Tailings Pond Development

CLIFFS

